0 1 2 3 4 5 Ashcroft index score per field (0–8) * * ‡ ‡ Bleomycin No Bleomycin Veh PO TGFβ Ab Pirf Veh IV iMod Mouse Resolaris ATYR 1923 † ‡ ‡ ‡ ‡ ‡ 0 1 2 3 4 5 Ashcroft index score per field (0–8) Bleomycin No Bleomycin Veh PO Dex Pirf Veh IV Resolaris ATYR 1923 * 0.01 10 0 50 100 0.11 Half-life 4.5 days Ninted, nintedanib; ns, not significant. *P≤0.05; †P≤0.01; ‡P≤0.001. Note: Four animals were euthanized before day 15 due to severe body weight loss. HARS iMod ATYR1923 (iMod.Fc) Vehicle ATYR1923 100 10 1 1000 10000 IL-2 (pg/mL) * Preclinical Characterization of ATYR1923 (iMod.Fc), an Immune-Modulatory Therapeutic With Potentially Broad Application in Interstitial Lung Diseases K. Ogilvie, Q. Xu, M. T. Do, R. A. Adams, K. Chiang, D. Lee, M. Thomas, L. Nangle, A. Cubitt, D. King, J. D. Mendlein aTyr Pharma, San Diego, CA A1064/917 Presented at the ATS International Conference 2018; May 18‒23, 2018; San Diego, California INTRODUCTION: During the evolution of complex organisms, aminoacyl-tRNA synthetase genes evolved to incorporate new sequences and generate multiple splice variants, which lose their tRNA synthetase activity and take on novel functions (Lo et al. Science. 2014;345(6194):328-32). Histidyl-tRNA synthetase (HARS) and its splice variants are secreted and exhibit extracellular activity, which we have termed the Resokine pathway. Based on the overexpression in the lung of a splice variant encoding the N-terminal domain of Resokine, we hypothesized that it modulates the activity of immune cells in interstitial lung diseases (ILDs) and consequently ameliorates disease. RATIONALE: In previous work, we showed that administration of Resokine proteins containing the N-terminal immunomodulatory (iMod) domain reduced bleomycin-induced lung fibrosis in mice, demonstrating the functional significance of the Resokine pathway in the lung. Based on these observations, we sought to engineer and characterize a clinical candidate with appropriate pharmaceutical properties for clinical study in ILD. Specifically, we sought to extend the duration of action of the iMod by fusion to the fragment crystallizable region (Fc) of human immunoglobulin G1 (IgG1 Fc). METHODS: ATYR1923 (iMod.Fc), a Resokine N-terminal domain fused to human Fc, was expressed in Escherichia coli and purified to homogeneity, confirming low endotoxin (limulus amebocyte lysate [LAL] assay) and pathogen-associated molecular pattern signals by a novel cell-based method. A rat model of bleomycin-induced lung fibrosis was employed to explore the effects ATYR1923 in vivo, including whole body plethysmography and histological disease scoring on day 22. Pharmacokinetic studies and Good Laboratory Practice (GLP)-compliant 1- and 3-month toxicology studies were conducted in rats and nonhuman primates (NHPs). RESULTS: ATYR1923 exhibited the therapeutic potential of the iMod domain while having a long in vivo half-life. ATYR1923 had a terminal half-life of ~3 days in rats and ~4.5 days in NHPs, in contrast to the isolated iMod domain that had a terminal half-life of ~20 minutes in rats. In rat bleomycin-induced lung fibrosis, ATYR1923 at 0.1–3 mg/kg weekly beginning on day 9 exerted therapeutic activity as revealed by reversal of bleomycin-induced changes in respiratory parameters and decreased histological fibrosis (Ashcroft score) and immune infiltration. One- and 3-month GLP-compliant studies found no adverse test article–related findings. The no-observed-adverse-effect level was 60 mg/kg in both species. CONCLUSIONS: ATYR1923 has been engineered to have a long duration of action and is efficacious in bleomycin-induced lung fibrosis preclinical models when administered weekly. Based on the preclinical data, clinical testing is planned. Introduction IL-2 measured 24 hours after stimulation with anti-CD3 and anti-CD28 antibodies of human T cells isolated from healthy donor peripheral blood mononuclear cells HARS, histidyl-tRNA synthetase; IgG1 Fc, fragment crystallizable region of human immunoglobulin G1; ATYR1923 (iMod.Fc), a Resokine N-terminal domain fused to human Fc; SV9, splice variant species 9. FL, full length; IFN, interferon; LLOQ, lower limit of quantification; TNF, tumor necrosis factor; Veh, vehicle. *P≤0.05; †P≤0.01; ‡P≤0.001; §P≤0.0001. Abstract Methods Week: 0 Respiratory measures 1 2 3 Day 22 final sample collection Respiratory measures Saline or bleomycina administration ATYR1923 administrations Early Intervention Week: 0 Respiratory measures 1 2 3 Day 22 final sample collection Respiratory measures Saline or bleomycina administration ATYR1923 administrations Late Intervention In-Life Protocol Objectives Determine dose response when intervening on day 9 Determine effects of intervention at day 2 vs day 9 (1 mg/kg) Nintedanib: 60 mg/kg PO QD (days 9–22) Vehicle PO: QD (days 9–22) Vehicle IV: QW (days 2, 9, and 16) ATYR1923: 0.1–3 mg/kg (days 9 and 16) ATYR1923a: 1 mg/kg (days 2, 9, and 16) Dosing Information Results Anticodon-Binding Domain iMod Domain Aminoacylation Domain Resolaris HARS (truncated) ATYR1923 (iMod.Fc) Histidyl-tRNA Synthetase HARS (full length) Anticodon-Binding Domain iMod Domain Aminoacylation Domain Human IgG1 Fc iMod Domain iMod (SV9) Resokine Family of Molecules SV9 Transcript and HARS Release From A549 Lung Adenocarcinoma Cells Are Upregulated by Inflammatory Cytokines iMod-Containing Proteins Decrease Activation of Human T Cells IL, interleukin; SEM, standard error of the mean. *P<0.05, paired Student’s t-test. ATYR1923 iMod domain Fc domain of an antibody iMod Domain Encoded by a splice variant that is enriched in human lung Inhibits human T cell activation Exogenous administration reduces fibrosis in mouse bleomycin-induced lung fibrosis model Small protein readily cleared Fc domain Prolongs in vivo half-life ATYR1923 Therapeutic Rationale Retains ability of the isolated domain to inhibit human T cell activation T cells are pathogenic in interstitial lung diseases (ILDs) Administration of ATYR1923 is therapeutic in rodent bleomycin-induced lung fibrosis models Weekly Therapeutic Dosing of ATYR1923 Ameliorates Fibrosis in Mouse Bleomycin-Induced Lung Injury Experiment 1 Experiment 2 ATYR1923 administered therapeutically at 0.4 mg/kg once weekly (QW) drives efficacy comparable to or greater than pirfenidone, anti–TGF-β antibody, and dexamethasone Oral vehicle: 1x PBS, BID D8-D21 Intravenous (IV) vehicle: 50 mM L-His, 140 mM NaCl, QD D8-D21 Transforming growth factor (TGF)-β antibody: clone 1D11, 3 mg/kg IP QOD D0-D21 Pirfenidone (Pirf): 100 mg/kg (Exp 1) or 200 mg/kg (Exp 2) PO BID D8-D21 Dexamethasone (Dex): 0.25 mg/kg PO QD D0-D21 iMod: 2.5 mg/kg IV QD D8-D21 Resolaris™: 3 mg/kg IV QD D8-D21 ATYR1923: 0.4 mg/kg IV QW D8, D15 Dosing information Summary ATYR1923 had a terminal half-life of ~3 days in rats and ~4.5 days in NHPs ATYR1923 at 0.1–3 mg/kg weekly beginning on day 9 Reversed bleomycin-induced changes in respiratory parameters ATYR1923 at 1 mg/kg weekly beginning on day 2 Decreased histological fibrosis (Ashcroft score) Decreased histological inflammation Reduced lung collagen content 1- and 3-month GLP-compliant studies found no adverse test article–related findings. The NOAEL was 60 mg/kg in both species. Fusion of iMod to Human Fc Sustains Exposure Sprague Dawley Rats Dose (mg/kg) C0 (ng/mL) Vz (L/kg) CL (mL*h/kg) T1/2 (h) AUCinf (ng*h/mL) 0.1 3,070 0.353 0.0573 70 29,200 1 90,500 0.160 0.0309 60 542,000 10 1,550,000 0.188 0.0280 76 6,970,000 Dose (mg/kg) C0 (ng/mL) Vz (L/kg) CL (mL*h/kg) T1/2 (h) AUCinf (ng*h/mL) 0.1 2,670 0.140 0.0260 94 67,300 1 24,400 0.133 0.0291 110 577,000 10 510,000 0.088 0.0229 127 7,880,000 AUCinf, area under the curve extrapolated to infinity; C0, initial plasma drug concentration; CL, total clearance; T1/2, half-life; Vz, apparent volume of distribution during terminal phase. ATYR1923 Returns Respiratory Minute Volume to Normal (Day 15) Disease Control (Saline OP) Bleomycin OP Vehicle PO Nintedanib Vehicle IV ATYR1923 (mg/kg)/Treatment Days 0.1 Days 9, 16 0.3 Days 9, 16 1 Days 9, 16 3 Days 9, 16 1 Days 2, 9, 16 Tidal volume (mL) 1.5 (0.06) 1.4 (0.05) 1.5 (0.05) 1.4 (0.05) 1.2 (0.05) 1.4 (0.09) 1.3 (0.11) 1.2 (0.07) 1.3 (0.11) Respiratory rate (bpm) 164.4‡ (20.2) 298.9 (15.9) 313.0 (17.8) 318.2 (16.6) 270.8 (17.4) 288.6 (18.2) 259.5 (21.0) 257.9 (18.9) 279.3 (13.5) Respiratory minute volume (mL/min) 230.5‡ (28.0) 423.0 (33.4) 477.5 (36.3) 456.3 (28.7) 342.4 (33.5) 400 (39.3) 351.2 (55.5) 312.6* (45.9) 391.9 (44.3) Expiratory time (s) 0.25‡ (0.017) 0.12 (0.008) 0.12 (0.008) 0.11 (0.008) 0.14 (0.012) 0.12 (0.011) 0.15 (0.014) 0.13 (0.014) 0.13 (0.007) Inspiratory time (s) 0.18‡ (0.016) 0.10 (0.004) 0.09 (0.005) 0.09 (0.005) 0.10 (0.005) 0.10 (0.007) 0.11 (0.008) 0.11 (0.006) 0.10 (0.005) Peak expiratory flow (mL/s) 10.3‡ (1.5) 25.6 (2.5) 28.4 (1.9) 28.2 (1.8) 20.3 (2.1) 25.6 (3.5) 22.2 (4.0) 20.5 (2.7) 23.6 (3.1) Peak inspiratory flow (mL/s) 13.4‡ (1.5) 22.9 (1.1) 26.7 (2.1) 24.1 (1.4) 19.6 (1.8) 21.6 (1.8) 203 (3.2) 18.1 (2.2) 23.3 (2.7) Disease Control (Saline OP) Bleomycin OP Vehicle PO Nintedanib Vehicle IV ATYR1923 (mg/kg)/Treatment Days 0.1 Days 9, 16 0.3 Days 9, 16 1 Days 9, 16 3 Days 9, 16 1 Days 2, 9, 16 Tidal volume (mL) 1.6 (0.06) 1.6 (0.04) 1.6 (0.04) 1.4 (0.05) 1.1* (0.06) 1.2 (0.05) 1.2 (0.08) 1.1† (0.08) 1.1* (0.04) Respiratory rate (bpm) 163.1‡ (17.1) 312.5 (20.0) 317.3 (10.5) 255.5 (20.0) 204.2 (14.8) 213.5 (15.5) 178† (15.1) 183.1* (14.5) 175.1† (8.5) Respiratory minute volume (mL/min) 241.1* (23.6) 501.2 (39.6) 534.6* (20.1) 378.4 (39.0) 233.5* (26.2) 262.2 (23.5) 222.1† (33.3) 195† (20.9) 198† (13.3) Expiratory time (s) 0.26‡ (0.016) 0.13 (0.013) 0.12 (0.006) 0.16 (0.012) 0.19 (0.015) 0.18 (0.010) 0.22† (0.021) 0.18 (0.013) 0.21† (0.010) Inspiratory time (s) 0.19‡ (0.016) 0.09 (0.004) 0.09 (0.002) 0.11 (0.010) 0.13 (0.010) 0.13 (0.009) 0.15† (0.011) 0.16† (0.014) 0.15* (0.008) Peak expiratory flow (mL/s) 11.8* (1.1) 26.4 (2.8) 28.8 (1.2) 21.6 (2.1) 12.3* (1.1) 15.5 (1.5) 12.8* (2.0) 13.3 (2.3) 11.4* (0.5) Peak inspiratory flow (mL/s) 14.0* (1.5) 27.9 (1.8) 29.0* (1.0) 21.3 (2.1) 13.8* (1.4) 15.4 (1.4) 13.1* (2.0) 10.8† (1.6) 11.7† (0.7) Day 8 Respiratory Measures Day 15 Respiratory Measures *P≤0.05; †P≤0.01; ‡P≤0.001. Each respiratory endpoint was subject to 2-way repeated measures ANOVA followed by Dunnett’s multiple comparisons test vs vehicle IV. 0.0 0.1 0.2 0.3 Expiratory Time Study Day Expiration time (sec) 0.00 0.05 0.10 0.15 0.20 0.25 Inspiratory Time Inspiration time (sec) 0 10 20 30 40 Peak Expiratory Flow Inspiration time (sec) Peak Inspiratory Flow mL/sec 815 Study Day 815 Study Day 815 Study Day 815 0 30 35 20 25 10 15 5 ATYR1923 Ameliorates Bleomycin-Induced Respiratory Changes D, day; RMV, respiratory minute volume. Representative Images Saline IT BLM + Veh PO BLM + Nintedanib BLM + Veh IV BLM + ATYR1923 Late Intervention BLM + ATYR1923 Early Intervention Collagen Content Decreased by ATYR1923 and Nintedanib *P<0.05; Kruskal-Wallis analysis of variance (ANOVA) followed by Dunn’s multiple comparisons test of intended comparisons. †P<0.05; Mann-Whitney U test. Conclusions ATYR1923 has been engineered to have a long duration of action and is efficacious in bleomycin-induced lung fibrosis preclinical models when administered weekly. Based on the preclinical data, a phase 1 clinical study is under way. Resokine Pathway Model ATYR1923 Single Ascending IV Infusion Dose Level (mg/kg) Duration of Time Plasma Conc is >1 nM (64 ng/mL)a [Half-life 4.5 days] Duration of Time Plasma Conc is >1 nM (64 ng/mL)a [Half-life 7 days] 0.03 3.1 days 4.8 days 0.1 9.8 days 15.1 days 0.3 16.9 days 26.2 days 1.0 24.8 days 38.3 days 3.0 >29.2 days 49.4 days 10.0 >33.3 days >58 days a1 nM is assumed to be the concentration above which therapeutic benefit is expected. Pharmacokinetic predictions potentially enable once-monthly dosing in patients Favorable Good Laboratory Practice (GLP) Safety Profile Nonhuman Primates 2 weekly IV doses of 3 mg/kg No increase in ~30 serum immune markers 1- and 3-month weekly IV dose at 0, 10, 30, and 60 mg/kg No adverse test article–related findings Systemic exposure increased with increasing dose and did not appear to change with repeated dosing Anti-drug antibodies (ADA) did not appear to have an impact on systemic exposure No-observed-adverse-effect level (NOAEL) = 60 mg/kg (Ctrough = 228 nM) Rodents 1- and 3-month weekly IV dose at 0, 10, 30, and 60 mg/kg No adverse test article–related findings Systemic exposure increased with increasing dose and did not appear to change with repeated dosing ADA did not appear to have an impact on systemic exposure NOAEL = 60 mg/kg (Ctrough = 75 nM) Natural resolution of immune insult and restoration of tissue homeostasis via endogenous Resokine release Perturbation Immune Pathogenic Idiopathic Exacerbation ILD Excess deposition of extracellular matrix Severe tissue remodeling Pharmacologic resolution of immune insult and restoration of tissue homeostasis via therapeutic Resokine agonist treatment Epithelial damage IL-13, TGFβ, TNF, IL-1β Fibrocytes EMT Fibroblasts Circulation IL-1β, TNF, IFN-ɣ T Cell Neutrophil Macrophage Mast Cell iMod Resokine Granzyme B ATYR1923 (iMod.Fc) Single-Dose Simulations: 0.3–3 mg/kg Interstitial/alveolar inflammatory cell infiltrates score 0 1 2 3 4 * Bleomycin OP All Lobes Inflammation Score (Day 22) Saline OP Late Intervention ATYR1923 (mg/kg) Veh PO Ninted Veh IV 0.1 0.3 1 3 1 Early Intervention ATYR1923 Reduces Histological Inflammation and Fibrosis 0 2 4 6 8 * Bleomycin OP All Lobes Ashcroft Score (Day 22) Ashcroft score (all fields) Saline OP Late Intervention ATYR1923 (mg/kg) Veh PO Ninted Veh IV 0.1 0.3 1 3 1 Early Intervention Veh PO Nintedanib Veh IV ATYR1923 (0.1 mg/kg) D9, D16 ATYR1923 (0.3 mg/kg) D9, D16 ATYR1923 (1 mg/kg) D9, D16 Bleomycin ATYR1923 (3 mg/kg) D9, D16 ATYR1923 (1 mg/kg) D2, D9, D16 Disease Control aOropharyngeal (OP) dosing was skipped on days 4 and 5 due to animal welfare concerns. 0.0 0.5 1.0 1.5 Tidal Volume mL 0 100 200 300 400 Respiratory Rate Breaths/min 0 200 400 600 RMV mL/min Study Day 815 Study Day 815 Study Day 815 Disease Control Veh PO Nintedanib Veh IV ATYR1923 (0.1 mg/kg) D9, D16 ATYR1923 (0.3 mg/kg) D9, D16 ATYR1923 (1 mg/kg) D9, D16 ATYR1923 (3 mg/kg) D9, D16 ATYR1923 (1 mg/kg) D2, D9, D16 Bleomycin Disease Control Veh PO Nintedanib Veh IV ATYR1923 (0.1 mg/kg) D9, D16 ATYR1923 (0.3 mg/kg) D9, D16 ATYR1923 (1 mg/kg) D9, D16 ATYR1923 (3 mg/kg) D9, D16 ATYR1923 (1 mg/kg) D2, D9, D16 Bleomycin Acknowledgments The authors thank the scientists at Charles River Laboratories (bleomycin-induced lung fibrosis experiment), Edinburgh, UK; Shin Nippon Biomedical Laboratories (cynomolgus monkey PK study), Seattle, WA, USA; MPI Research (toxicology), Mattawan, MI, USA; and SD Scientific, Inc. (PK predictions), San Diego, CA, USA, for the data that they contributed. *P≤0.05; †P≤0.01; ‡P≤0.001; §P≤0.0001. Concentration IL-2 percentage of vehicle (mean and SEM) Drug Concentration in Serum (ng/mL) 100 101 102 103 104 106 105 1 mg/kg 0.1 mg/kg ATYR1923 10 mg/kg Cynomolgus Monkeys 0 72 144 216 288 360 432 504 576 Time (hour) Drug Concentration in Serum (ng/mL) 0 iMod 10 mg/ kg 107 106 105 104 103 102 101 100 48 Time (hour) 96 144 192 240 288 336 1 mg/kg 0.1 mg/kg ATYR1923 10 mg/kg 0 200 400 600 800 Respiratory Minute Volume (mL/min) ns Saline OP Veh Ninted. Veh POIV 0.1 3 1 ‡ ‡ † † * ATYR1923 (mg/kg) Early Intervention 0.31 Late Intervention Bleomycin OP * * † † Bleomycin OP 0 500 1000 1500 2000 2500 Hydroxyproline (µg/Left Lobe) Saline OP Late Intervention ATYR1923 (mg/kg) Veh PO Ninted Veh IV 0.1 0.3 1 3 1 Early Intervention SV9 FL 6 4 2 0 8 10 HARS transcript Relative fold change (normalized to control) Veh TNF-α IFN-g TNF-α + IFN-g 0 2 3 4 5 6 7 8 9 10 11 12 0 20 40 60 80 100 120 140 160 180 200 LLOQ Medium † § § HARS (ng/mL) HARS (pM) 4h16h24h48h 1 Veh TNF-α + IFN-g Veh Veh Veh TNF-α + IFN-g TNF-α + IFN-g TNF-α + IFN-g *P<0.05, 2-way repeated measures ANOVA followed by Dunnett's multiple comparisons test Exhibit 99.1